UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C. 20549



                         FORM 8-K

                      CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 31, 1998

            INTEGRATED MEDICAL RESOURCES, INC.

-----------------------------------------------------------
  (Exact name of registrant as specified in its charter)

       Kansas                     0-21427                  48-1096410
____________________________   _______________________    __________________
(State or other jurisdiction   Commission File Number)    IRS Employer
 of incorporation)                                        Identification No.)

       11320 West 79th Street, Lenexa, Kansas  66214

-----------------------------------------------------------
      (Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (913) 962-7201

                            N/A

-----------------------------------------------------------
(Former name or former address, if changed since last report.)

ITEM 5:  Other Events

  On March 31, 1998, Kardatzke Management, Inc. ("KMI") invested $500,000 in stock of Integrated Medical Resources, Inc. (the "Company") by exercising a portion of its initial option to purchase shares of the common stock of the Company. The Company issued 232,558 shares of common stock to KMI in connection with that option exercise.

  KMI has four options to purchase shares of common stock at increasing share prices and with staggered exercise dates as a part of a financing transaction with the Company. The financing arrangement was originally entered into on March 5, 1998, when KMI loaned the Company $1,600,000 at an interest rate of 8.5% pursuant to a Note Purchase Agreement ("Note Purchase Agreement") and Convertible Note ("Note"). In general, the exercise of each option is dependent on the exercise of the earlier options and the exercise of the first option is dependent on the conversion of the Note. However, in connection with the $500,000 partial option exercise, the Company and KMI amended certain provisions to the Note Purchase Agreement and Note to facilitate such exercise. The Company also waived the requirement that KMI's initial option be exercised in its entirety and that conversion of the Note precede exercise of such option. Notwithstanding this waiver, the remaining unexercised portion of the initial option may only be exercised in its entirety and only after conversion of the Note.

ITEM 7:  Exhibits

Exhibit       Description

   4(f)(i) Amendment No. 1 to Note Purchase Agreement by and between KMI and the Company, dated as of March 31, 1998.

   4(g)(i) Waiver and Amendment of Convertible Note by and between the Company and KMI, dated as of March 31, 1998.

                       SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           INTEGRATED MEDICAL RESOURCES, INC.
                                (Registrant)


April 14, 1998             By:  /s/ Beverly O. Elving
                           __________________________________________________
                           Beverly O. Elving
                           Chief Financial Officer and Vice President,
                           Finance and Administration
                           (Authorized Officer and Principal Financial and
                           Accounting Officer)

                       EXHIBIT INDEX


Exhibit
Number        Description

4(f)(i) Amendment No. 1 to Note Purchase Agreement by and between KMI and the Company, dated as of March 31, 1998.

4(g)(i) Waiver and Amendment of Convertible Note by and between the Company and KMI, dated as of March 31, 1998.

                                 EXHIBIT 4(f)(i)


                   AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

  This Amendment No. 1 (this "Amendment") dated as of March 31, 1998, is entered into between Kardatzke Management, Inc. (the "Purchaser") and Integrated Medical Resources, Inc. (the "Company").

  WHEREAS, the Purchaser and the Company have previously entered into that certain Note Purchase Agreement dated as of March 5, 1998 (together with this Amendment, the "Purchase Agreement"); and

  WHEREAS, the Purchaser and the Company desire to amend the terms of the Purchase Agreement by the provisions of this Amendment. All capitalized terms not otherwise defined herein shall have the meaning set forth in the Purchase Agreement.

  NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

  1. The definition of Shares in the Purchase Agreement shall include any shares of Common Stock purchased by the Purchaser pursuant to the exercise of any options to purchase Common Stock in accordance with the terms and provisions of the Note.

  2. Section 7 of the Purchase Agreement is hereby amended to read as follows:

The Company and the Purchaser agree that, upon conversion of the Note to Shares pursuant to its terms and the investment by the Purchaser of an aggregate of an additional $1,000,000 pursuant to the exercise of options under the Note, the Company and E. Stanley Kardatzke will execute an Employment Agreement mutually agreed upon by the parties and the Board will appoint Dr. Kardatzke as Chairman of the Board and Chief Executive Officer of the Company.

  3. Except as expressly set forth herein, all other provisions of the Purchase Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.

                           INTEGRATED MEDICAL RESOURCES, INC.


                           By:      /s/ Troy A. Burns
                           __________________________________________________
                           Name:  Troy A. Burns
                           Title:    CEO


                           KARDATZKE MANAGEMENT, INC.



                           By:     /s/ E. Stanley Kardatzke
                           __________________________________________________
                           Name: E. Stanley Kardatzke
                           Title:  Chairman and CEO

                                 EXHIBIT 4(g)(i)

                              WAIVER AND AMENDMENT

                                 March 31, 1998

  Integrated Medical Resources, Inc. (the "Company") hereby waives compliance with certain provisions of and amends certain provisions of that Convertible
Note in the principal amount of $1,600,000, dated March 5, 1998 as follows:

  4. The Company hereby waives the requirement of Section 6.6(a) that the entire option set forth therein be exercised in its entirety and that conversion of the Convertible Note precede exercise of such option, PROVIDED, HOWEVER, that this waiver is limited to allowing the Holder to exercise a portion of the option in
Section 6.6(a) in the amount of $500,000, with an exercise price of $2.15, on the date hereof. Pursuant to such exercise, the Company will issue to the Holder 232,558 Shares of Common Stock (the "Initial Option Shares"). The remaining
$500,000  of  shares  that  may  be  purchased  pursuant  to  the  option  under
Section 6.6(a) must be purchased by the exercise of such option in its entirety in accordance with Section 6.6(a) and only after conversion of the Convertible Note.

  5. The Holder acknowledges that the Initial Option Shares have not been listed with the Nasdaq Stock Market. The Company will use its reasonable best efforts to list the Initial Option Shares as soon as practicable and to provide the Holder with a certificate representing the Initial Option Shares from the Company's transfer agent, bearing the appropriate restrictive legends.

6. All other provisions of the Convertible Note remain in full force and effect.

  IN WITNESS WHEREOF, the Company has exercised this waiver amendment as of the date first above written.

                           INTEGRATED MEDICAL RESOURCES, INC.


                           By:         /s/ Troy A. Burns
                           __________________________________________________
                           Name:     Troy A. Burns
                           Title:       CEO

Acknowledged and agreed to
as of March 31, 1998

KARDATZKE MANAGEMENT, INC.


By:        /s/ E. Stanley Kardatzke
__________________________________________
Name:    E. Stanley Kardatzke
Title:     Chairman and CEO